BELL SPORTS  MEMORANDUM 6350 San Ignacio Avenue,  San Jose, CA 95119, USA.
(408) 574-3400; FAX (408) 224-9129

DATE:     10 April 1997

TO:       Al McCaughen

FROM:     Mary George

REF:      Employment Contract Outline for Al McCaughen

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Based  on our  conversations,  we  have  agreed  to the  following  compensation package.

*    Title will continue to be President, Canada reporting to me.

*    Salary will increase to $150,000 US effective July 1, 1997.

*    Eligible for 50% bonus level under the current company bonus plan.

* Bell Sports agrees to make a lump sum payment of $80,000 US at the conclusion of relocation to cover all costs associated with your move.

*    Agreement will be in effect through June 30, 1999.

* An additional bonus plan, details to be developed between Mary George and Al McCaughen.


/s/ R. A. McCaughen                     April 21, 1997
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Al McCaughen                            Date